7


             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549


                      ________________


                          FORM 8-K


                       CURRENT REPORT


               Pursuant to Section 13 or 15(d)
           of the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)July 17, 1998


              DEAN WITTER REALTY YIELD PLUS, L.P.
     (Exact name of registrant as specified in its charter)


           Delaware                    0-18148           13-
3426531
(State or other jurisdiction       Commission (I.R.S. Employer
     of  incorporation)       File Number)    Identification
No.)


  Two World Trade Center, New York, New York             10048
   (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code(212) 392-1054


         (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

Pursuant to a Purchase and Sale Agreement dated July 17, 1998 (the "Agreement"), DW Lakeshore Associates, L.P. ("Associates"), which is owned 99% by the Partnership (as a limited partner) and 1% by a corporation owned by the
Partnership (as a general partner), sold the land and building which comprise the 401 East Ontario Street property (the "Property") on the date of the Agreement to Streeterville Development Associates, LLC ("SDA"), for a negotiated sale price of $74.5 million. SDA is an unaffiliated party; however, Draper and Kramer Inc., which owns 37.5% of SDA, was the manager of the Property while it was owned by Associates. The Partnership used a portion of the sales proceeds to repay the mortgage note payable (which was secured by the Property) of approximately $10.6 million.

As a result of the above transactions, on July 17, 1998, the Partnership received sales proceeds, net of the mortgage note repayment, closing costs and other deductions, of approximately $62.8 million.


Item 7.  Financial Statements and Exhibits

(b)  Pro Forma Financial Information

     (1)   Pro Forma Consolidated Balance Sheet as of  March
     31, 1998.

     (2) Pro Forma Consolidated Income Statements for the year ended December 31, 1997 and for the three months ended March 31, 1998.

(c)  Exhibit

     (1) Purchase and Sale Agreement, dated July 17, 1998, with respect to the sale of the 401 East Ontario
          Street property.

                         SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            DEAN WITTER REALTY YIELD PLUS,
L.P.

                         By:    Dean Witter Realty Yield
Plus,                                Inc.
                            Managing General Partner




Date:                    July 31, 1998  By:  /s/Charles M.
Charrow
                            Charles M. Charrow
                            Controller

             Dean Witter Realty Yield Plus, L.P.
            Pro Forma Consolidated Balance Sheet
                    As of March 31, 1998

The following unaudited pro forma consolidated balance sheet has been presented as if both the sale of the 401 East Ontario Street property and the repayment of the mortgage note payable occurred on March 31, 1998. The pro forma adjustments reflect a) the net cash proceeds from the sale,
b) the elimination of the net carrying value of the property from real estate, c) the repayment of the mortgage note payable and d) the elimination of other assets and liabilities relating to the property sold and the mortgage note payable.

                                       Pro Forma
                            Historical
Adjustments                 Pro Forma
ASSETS

Real estate                 $ 44,219,474
$(33,464,073)               $ 10,755,401

Real estate held for sale     37,032,730                 -
37,032,730

Investment in unconsolidated
 partnership                  18,899,908                 -
18,899,908

Cash and cash equivalents      7,259,088
61,590,928                    68,850,016

Deferred expenses, net           983,209
(28,536)                         954,673

Other assets                   1,258,917
(638,919)                        619,998

                            $109,653,326          $
27,459,400                  $137,112,726

LIABILITIES AND PARTNERS' CAPITAL

Mortgage note payable       $ 10,566,268
$(10,566,268)               $      -

Accounts payable and accrued liabilities
2,778,937                     (1,810,540)
968,397

Minority interest             19,229,110                 -
19,229,110

                              32,574,315
(12,376,808)                  20,197,507

Partners' capital             77,079,011
39,836,208                   116,915,219

                            $109,653,326          $
27,459,400                  $137,112,726

             Dean Witter Realty Yield Plus, L.P.
           Pro Forma Consolidated Income Statement
            For the Year ended December 31, 1997

The following unaudited pro forma consolidated income statement has been presented as if the 401 East Ontario Street property was sold as of the beginning of 1997. The pro forma adjustments reflect the elimination of rental and other revenues, property operating expenses and depreciation relating to the property sold. The pro forma adjustments do not reflect the Partnership's nonrecurring gain on the sale of the property.

                                       Pro Forma
                            Historical
Adjustments                 Pro Forma
Revenues:
 Rental                     $17,559,416
$(6,761,192)                $10,798,224
 Gain on sale of real estate            5,242,166       -
5,242,166
 Interest on participating mortgage loan
697,153                           -       697,153
 Equity in earnings of unconsolidated
  partnership                   264,862                 -
264,862
 Interest on short-term investments
  and other                     943,222
(208,694)                       734,528

                             24,706,819
(6,969,886)                  17,736,933
Expenses:
 Property operating          11,241,228
(6,806,265)                   4,434,963
 Depreciation and amortization          4,058,531
(862,434)                     3,196,097
 Interest                     1,476,954                 -
1,476,954
 General and administrative     673,852                 -
673,852

                             17,450,565
(7,668,699)                   9,781,866

Income before minority interest
 and extraordinary item       7,256,254
698,813                       7,955,067
Minority interest               933,828                 -
933,828

Income before extraordinary item        6,322,426
698,813                       7,021,239
Extraordinary item              548,395                 -
548,395

Net income                  $ 6,870,821           $
698,813                     $ 7,569,634

Per Unit of limited partnership
 interest:
  Income before extraordinary item    $       .69 $
 .07                         $       .76
  Extraordinary item                .06                 -
 .06

Net income                  $       .75           $
 .07                         $       .82

             Dean Witter Realty Yield Plus, L.P.
           Pro Forma Consolidated Income Statement
          For the Three Months ended March 31, 1998

The following unaudited pro forma consolidated income statement has been presented as if both the sale of the 401 East Ontario Street property and the repayment of the mortgage note payable occurred at the beginning of 1998. The pro forma adjustments reflect the elimination of rental and other revenues, property operating expenses, interest and depreciation relating to the property sold and mortgage note payable. The pro forma adjustments do not reflect the Partnership's nonrecurring gain on the sale of the property.

                                       Pro Forma
                            Historical
Adjustments                 Pro Forma
Revenues:
 Rental                     $4,200,008
$(2,014,718)                $2,185,290
 Equity in earnings of unconsolidated
  partnership                   48,713                  -
48,713
 Interest on short-term investments
  and other                    210,730
(94,755)                       115,975

                             4,459,451
(2,109,473)                  2,349,978

Expenses:
 Property operating            387,525
378,859                        766,384
Depreciation and amortization            377,656
(215,613)                      162,043
 Interest                      186,678
(186,678)                         -
 General and administrative    178,760                  -
178,760

                             1,130,619
(23,432)                     1,107,187

Income before minority interest
 and extraordinary item      3,328,832
(2,086,041)                  1,242,791

Minority interest              530,592                  -
530,592

Net income                  $2,798,240
$(2,086,041)                $  712,199


Net income per Unit of limited
 partnership interest       $     0.28            $
(0.21)                      $     0.07

    Exhibit Index for Dean Witter Realty Yield Plus, L.P.



Exhibit
  No.                      Description

 (10)     Purchase  and Sale Agreement, dated July 17,  1998
          with  respect to the sale of the 401 East  Ontario
          Street property.




























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